Exhibit 10.8

FORM OF
2008 DIRECTOR PLAN OF
EXCO PARTNERS GP LP, LLC
(Adopted                        , 2007)

1.    Purpose. The purpose of this 2008 Director Plan of EXCO Partners GP LP, LLC (the "Director Plan") is (i) to attract to and retain at EXCO Partners GP LP, LLC, a Delaware limited liability company (the "Company"), the managing general partner of EXCO Partners, LP, a Delaware limited partnership (the "Partnership"), qualified and competent directors, upon whose efforts and judgment the success of the Company and the Partnership are largely dependent, and (ii) to stimulate the active interest of these persons in the development and financial success of the Company and the Partnership by providing for ownership of common units in the Partnership by such persons.

2.    Definitions. Except as otherwise stated, all capitalized terms herein shall have the meanings assigned to such terms in the EXCO Partners, LP 2008 Long-Term Incentive Plan (the "Incentive Plan"), as amended from time to time. In addition, the following terms shall have the meanings indicated:

  (a)
  "Change in Control" shall mean:

  (A)
  Any "Person" (as defined in paragraph (F) below), other than (1) the Company or any of its Affiliates, (2) a trustee or other fiduciary holding stock under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding stock pursuant to an offering of such stock, or (4) a corporation owned, directly or indirectly, by the unitholders of the Partnership, holders of the membership interests of the Company or shareholders of EXCO in substantially the same proportions as their ownership of Units of the Partnership, membership interests of the Company or shareholders of EXCO, as applicable, acquires ownership of Units of the Partnership, membership interests of the Company or stock of EXCO, as applicable, that, together with the Units, membership interests or stock, as applicable, held by such Person, constitutes more than 50% of the total fair market value or total voting power of the Units of the Partnership, membership interests of the Company or stock of EXCO, as applicable. However, if any Person is considered to own more than 50% of the total fair market value or total voting power of the Units of the Partnership, membership interests of the Company or stock of EXCO, as applicable, the acquisition of additional Units, membership interests or stock by the same Person is not considered to be a Change of Control;

  (B)
  If EXCO is the majority member, directly or indirectly, of the Company (within the meaning of Treas. Reg. § 1.409A-3(i)(5)(ii)(B)), a majority of members of the EXCO Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the EXCO Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the EXCO Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the EXCO Board; or

  (C)
  If no member is the majority member of the Company (within the meaning of Treas. Reg. § 1.409A-3(i)(5)(ii)(B)), a majority of members of the Company Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the Company Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Company Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company Board; or

    (D)
    There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, except if:

    (1)
    the merger or consolidation would result in the voting equity interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting equity interests of the surviving entity or any parent thereof) more than 70% of the total voting power of the equity interests of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

    (2)
    the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires ownership during the 12-month period ending on the date of the most recent acquisition by such Person, of equity interests of the Company (not including in the equity interests beneficially owned by such Person any equity interests acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the total voting power of the Company's then outstanding equity interests; or

    (E)
    If no member is the majority member of the Company (within the meaning of Treas. Reg. § 1.409A-3(i)(5)(ii)(B), there is consummated a merger or consolidation of EXCO or any direct or indirect subsidiary of EXCO under the circumstances described in paragraph (D) above, substituting "EXCO" for the "Company," as applicable.

    (F)
    For purposes of this Section 2(a):

    (1)
    "Person" shall have the meaning given in Section 7701(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Person shall include more than one Person acting as a group as defined by the Final Treasury Regulations issued under Section 409A of the Code.

    (2)
    "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 1934, as amended.

    (3)
    Reference to a "Change in Control" event involving EXCO shall apply only if EXCO remains the majority member of the Company or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation ending in the Company.

    (4)
    The occurrence of an event described in this Section 2(a) shall only constitute a Change of Control hereinafter if it also constitutes a "change in ownership or effective control" with respect to a "relevant corporation" within the meaning of Treas. Reg. § 1.409A-3(i)(5).

  (b)
  "Committee" shall have the meaning set forth in Section 8(a).

  (c)
  "Company Board" shall mean the board of directors of the Company.

  (d)
  "Director" shall mean a member of the Company's Board of Directors.

  (e)
  "Director Fees" shall mean all fees payable to Directors (including their annual retainer for Board services and all fees paid for service on Board committees), as set from time to time by the Board, payable in four (4) equal quarterly amounts (each of such four (4) amounts being the "Quarterly Director Fees") to each Director on the first business day following the end of each fiscal quarter beginning with the fiscal quarter ended March 31, 2008 (collectively, such payment dates being the "Quarterly Payment Dates"), which may be paid in cash or in Units.

    For clarification purposes, "Director Fees" shall relate solely to the fees or other compensation that are paid to a Director for his or her services as a Director.

  (f)
  "Effective Date" shall have the meaning set forth in Section 4(a).

  (g)
  "Employee Director" shall mean a Director who is an employee of the Company or any of its subsidiaries or affiliates.

  (h)
  "EXCO" shall mean EXCO Resources, Inc., a Delaware corporation.

  (i)
  "EXCO Board" shall mean the board of directors of EXCO.

  (j)
  "EXCO Nonemployee Director" shall mean a Nonemployee Director who is serving on the EXCO Board and who is eligible to participate in a nonqualified deferred compensation plan that would be aggregated with the Director Plan pursuant to Section 409A of the Code or any guidance issued thereunder.

  (k)
  "Nonemployee Director" shall mean a Director who is not an employee of the Company or any of its subsidiaries or affiliates.

  (l)
  "Option" (when capitalized) shall mean any stock option described in Section 5 of this Director Plan.

  (m)
  "Payment Election" shall have the meaning set forth in Section 4.

  (n)
  "Quarterly Payment Dates" shall have the meaning set forth in Section 2(e).

  (o)
  "Separation from Service" shall mean a termination of services provided by a Director as a director of the Board or of the board of directors of any other member of the controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company (hereinafter for purposes of this Section 2(o) the Company and such other controlled group members being referred to as "ERISA Affiliates") whether voluntarily or involuntarily, as determined by the Committee in accordance with Treas. Reg. §1.409A-1(h). In determining whether a Director has experienced a Separation from Service as a director of the Board or of a board of directors of an ERISA Affiliate, the following provisions shall apply:

  (A)
  If a Director is an Employee Director at the time of his Separation from Service as a Director, the services such Director provides as an employee shall not be taken into account in determining whether the Director has a Separation from Service as a Director for purposes of this Plan (provided that this Plan is not, at the time of such determination, aggregated under Treas. Reg. § 1.409A-1(c)(2)(ii) with any plan in which the Director participates in as an employee, in which case he or she shall not be treated as incurring a Separation from Service for purposes of this Plan until he or she has separated from service both as a Director and as an employee).

  (B)
  If a Nonemployee Director is also providing additional services to the Company as an independent contractor, he or she shall not be treated as incurring a Separation from Service for purposes of this Plan until he or she has separated from service both as a Director and as an independent contractor.

  (C)
  A Director shall be considered to have experienced a Separation from Service when the facts and circumstances indicate that the Director and the Company and each ERISA Affiliate reasonably anticipate that the Director will perform no further services for the Company or any ERISA Affiliate as a director of the Board (or the board of directors of any ERISA Affiliate), and the Director's term as a member of the Board has expired.

  (p)
  "Unit(s)" shall mean a common unit or common units of the Partnership.

3.    Incentive Plan.

          (a)   Units. To the extent a Director elects that his or her Director Fees be paid as Units in accordance with Section 4, (i) such Units shall be issued as Other Unit-Based Awards pursuant to the Incentive Plan and shall be subject to all of the terms and provisions thereof, and (ii) the number of Units that shall be granted as Other Unit-Based Awards shall be based on fair market value of the Units determined on the applicable Quarterly Payment Date on which such Director Fees would normally be paid to the Director. With respect to this Units component of the Director Fees, if there is a conflict between the terms of this Director Plan and the Incentive Plan, the terms of the Incentive Plan shall be given effect and the conflicting provisions hereof shall be disregarded.

          (b)   Options. Options described in Section 5 of this Director Plan shall be issued pursuant to the Incentive Plan and shall be subject to all of the terms and provisions thereof. With respect to such Options, if there is a conflict between the terms of this Director Plan and the Incentive Plan, the terms of the Incentive Plan shall be given effect and the conflicting provisions hereof shall be disregarded. If any Option granted hereunder shall terminate, expire, or be canceled or surrendered as to any Units, such Units shall thereafter be available for Awards under Section 4 of the Incentive Plan.

4.    Director Fees. Each Director may make an election (a "Payment Election") in accordance with this Section 4 to receive all or a specified portion his or her Director Fees in Units, and/or to defer his or her receipt of such Director Fees. A Payment Election shall be made in a manner satisfactory to the Committee. Generally, a Payment Election shall be made by completing and filing the specified election form with the Secretary or his or her designee within the period described in Section 4(a). All elections made in an election form are irrevocable, provided that any such election made for any calendar year may be revoked by a Director with respect to such year by providing written notice of such revocation to the Company prior to the start of such year. If a Director makes no Payment Election or his Payment Election is untimely, he shall be paid his Director Fees in cash on the Quarterly Payment Date on which such Director Fees would normally be paid to the Director.

          (a)   Timing of Election. Each Director who is serving on the Board as of                        2007 (the "Effective Date"), other than an EXCO Nonemployee Director as of the Effective Date or thereafter, may make a Payment Election at any time on or prior to the Effective Date or within 15 days after the Effective Date, unless an election made during such period would result in the current taxation of such person pursuant to Section 409A of the Code or any guidance issued thereunder. If a person other than an EXCO Nonemployee Director becomes a Director after the Effective Date, such Director may make a Payment Election (i) no earlier than the date that is 15 days prior to the date on which such person first becomes a Director, and (ii) no later than the close of the day on which such person first becomes a Director, unless an election made during such period would result in the current taxation of such person pursuant to Section 409A of the Code or any guidance issued thereunder. A Director who does not make a Payment Election when first eligible or an EXCO Nonemployee Director may make a Payment Election with respect to Director Fees to be earned in any subsequent calendar year before the start of such calendar year, in accordance with administrative procedures established with respect to the Director Plan.

          (b)   Effect and Duration of Election. A Payment Election shall apply to Director Fees earned during any calendar year after the date such election is made and shall be deemed to be continuing and applicable to all Director Fees earned in subsequent calendar years, unless the Director revokes or modifies such election by filing a new election form before the first day of any subsequent calendar year in accordance with administrative procedures established with respect to the Director Plan, effective for all Director Fees earned on and after the first day of such calendar year.

          (c)   Timing of Payment. Each Payment Election filed under this Section 4 shall specify the time(s) when a Director shall receive his or her Directors Fees. Pursuant to such Payment Election, the Director may elect to receive his or her Director Fees: (i) on the Quarterly Payment Dates on which such Director Fees are normally paid to a Director; (ii) on or as soon as administratively feasible after the date on which the Director incurs a Separation from Service; (iii) on or as soon as administratively feasible after the date specified by the Director; (iv) upon a Change in Control; or (v) upon the earliest to occur of two or more of the events described in "(ii)," "(iii)," and/or "(iv)" above. With respect to receiving, or beginning to receive, a distribution in accordance with "(ii)," "(iii)," "(iv)," or "(v)" above, a Director must elect to receive such distribution in the applicable election form and in accordance with Section 4. If a Director dies before his or her Director Fees have been distributed pursuant to this Director Plan, such Director Fees shall be paid as soon as administratively feasible after the Director's death, to the Director's beneficiary in accordance with Section 7. Notwithstanding the foregoing, if a Director has elected to defer payment or the commencement of payment of his or her Director Fees, as applicable, to a specified date in accordance with clause (iii) or clause (v) above, and the Director wishes to change such date to a later date, the Director may elect to change such date by delivering an additional election form to the Secretary or his or her designee ("Second Timing Election"). Such a Second Timing Election must be made at least twelve (12) months prior to the original payment date or payment commencement date, as applicable, and must defer payment or the commencement of payments of Director Fees, as applicable, for an additional period of not less than five (5) years after the applicable original payment date or payment commencement date. In connection with any Second Timing Election and the Second Option Election (as defined in Section 4(d) below), the entitlement to installment payments under this Director Plan shall be treated as a single payment for purposes of Section 409A of the Code and any guidance issued thereunder.

          (d)   Form of Payment. Each Payment Election filed under this Section 4 shall specify the form(s) in which a Director shall receive his or her Directors Fees. Pursuant to such Payment Election, the Director may elect to receive his or her Director Fees on the applicable Quarterly Payment: (i) in cash; (ii) Units with a fair market value equal to his or her Director Fees; or (iii) fifty percent (50%) of his or her Director Fees in cash, and Units with a fair market value equal to fifty percent (50%) of his or her Director Fees. Notwithstanding anything to the contrary herein, a Director who has elected to defer payment of his Director Fees may only receive such payment in cash. The determination of the fair market value of any Units to be paid to a Director in respect of his Director Fees shall be made as of the Quarterly Payment Date on which such Director Fees would normally be paid to the Director. If a Director has elected to defer the payment of his or her Director Fees, a Payment Election filed under this Section 4 shall specify whether the payment of his or her Director Fees is to be settled by delivering cash to the Director in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed five (5) years. Notwithstanding the foregoing, if a Director has elected to defer the payment of his or her Director Fees and he or she wishes to change the manner in which such Director Fees are distributed, the Director may elect to change such manner of distribution by delivering an additional election form to the Secretary or his or her designee ("Second Option Election"). Such a Second Option Election must be made at least 12 months prior to the original payment date or payment commencement date, as applicable, and must defer payment or the commencement of payments, as applicable, for an additional period of not less than five (5) years after the applicable original payment date or payment commencement date.

5.    Automatic Grant of Options.

          (a)   An Option to purchase 25,000 Units shall automatically be granted to each Director on the date the Partnership makes its first public offering of Units pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission. An Option to purchase 25,000 Units shall automatically be granted to each person who becomes a Director after the Effective Date but who was not a Director as of the date of such offering on a nondiscriminatory basis on the date such Director is initially elected or appointed as a Director of the Company.

          (b)   Options automatically granted to Directors pursuant to this Section 5 shall be in addition to the Director Fees or any other benefits with respect to the Director's position with the Company or its Affiliates.

          (c)   The Option to be granted pursuant to subparagraph (a) of this Section 5 (a "Director's Option") shall vest in four (4) equal annual amounts of 6,250 Units with the first 6,250 shares vesting upon grant and each successive increment vesting on the applicable anniversary of the date of grant, provided that the Director continues to serve as a Director on such anniversary date. The foregoing notwithstanding, no Units subject to a Director's Option shall vest in any fiscal year in which the Director attends less than seventy-five percent (75%) of the Board meetings held for that fiscal year; failure to attend the requisite number of meetings during a given fiscal year shall result in a forfeiture of the 6,250 Units subject to the Option that were eligible to vest in that year. In the event a Director ceases to serve as such for any reason, the unvested Units subject to the Option shall be forfeited, and the Option shall only be exercisable for the number of Units that vested prior to the Director ceasing to serve as a Director. Notwithstanding the foregoing, if a Director dies or becomes Totally and Permanently Disabled while serving as a Director, any unvested Director's Options will immediately vest. If a Director dies before exercising his or her Option pursuant to this Director Plan, such Option shall be transferred as soon as administratively feasible after the Director's death, to the Director's beneficiary in accordance with Section 7.

          (d)   Except for the automatic grants of Options under subparagraph (a) of this Section 5 and the issuance of Units to Directors under Section 4 above, no Options or Units shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Options or issuance of Units within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule.

6.    Unfunded Status.

          (a)   General. The interest of each Director in any Director Fees deferred under the Plan shall be that of a general creditor of the Company. Deferred Director Fees shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. Except as provided in Section 6(b), no money or other assets shall be set aside for any Director.

          (b)   Trust. To the extent determined by the Company's Board of Directors, the Company may transfer funds necessary to fund all or part of the payments under the Director Plan to a domestic trust; however, the assets held in any such trust shall remain at all times subject to the claims of the general creditors of the Company. No Director or beneficiary shall have any interest in the assets held in any such trust or in the general assets of the Company other than as a general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by any such trust in favor of any Director, beneficiary or creditor.

7.    Designation of Beneficiary. Each Director may designate, on a form provided by the Committee, one or more beneficiaries to receive payment of the Director's deferred Director Fees and exercise the Director's Options, if applicable, in the event of such Director's death and in accordance with the terms of his Option Agreement. The Company may rely upon the beneficiary designation form filed with the Committee, provided that such form was executed by the Director or his or her legal representative and filed with the Committee prior to the Director's death. If a Director has not designated a beneficiary, or if the designated beneficiary is not surviving when a payment is to be made to such person under the Plan or when an Option is to be exercised, the beneficiary with respect to such payment or Option exercise, as applicable, shall be the Director's estate.

8.    Administration.

          (a)   General Administration; Establishment of Committee. Subject to the terms of this Section 8, the Director Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer this Director Plan (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer this Director Plan, any references in this Director Plan to the Committee shall be deemed to refer to the Board.

        Membership on the Committee shall be limited to those members of the Board who are "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act only in the event the Common Stock should ever be registered under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

          (b)   Authority of the Committee. The Committee, in its discretion, shall (i) interpret this Director Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of this Director Plan, and (iii) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of this Director Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee's discretion set forth herein shall not be limited by any provision of this Director Plan, including any provision which by its terms is applicable notwithstanding any other provision of this Director Plan to the contrary.

        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under this Director Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

9.    Duration, Amendment and Termination.

          (a)   Duration. This Director Plan shall continue in effect until terminated in accordance with Section 9(b) or until such time as the Incentive Plan is terminated.

          (b)   Amendment and Termination. The Director Plan may be terminated or amended in any respect by resolution adopted by two-thirds of the Board. Notwithstanding anything contained in this Director Plan to the contrary, unless required by law, no action contemplated or permitted by this Section 9(b) shall adversely affect any rights of Directors or obligations of the Company to Directors with respect to any Options, Units or other compensation theretofore granted under this Director Plan without the consent of the affected Director.

          (c)   Form of Amendment. The form of any amendment or termination of the Director Plan shall be a written instrument signed by a duly authorized officer or officers of the Company, certifying that the amendment or termination has been approved by at least two-thirds of the Board.

10.    Successors. Except as otherwise provided in the Incentive Plan with respect to Options and Units, the terms and provisions of this Director Plan shall be binding on any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company.

11.    Adjustment Provisions. In the event of a reorganization, recapitalization, stock split, stock dividend, spin-off, combination, corporate exchange, merger, consolidation or other change in the Common Stock or any distribution to holders of Units other than cash distributions or any similar transaction that affects the fair value of an award of Options or Units, then the Committee shall adjust the type and number of Units awarded to a Director (either as part of an Option or in lieu of cash Director Fees) so that the fair value of such award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event. Such adjustment shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Partnership is subject. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Director Plan or any deferred Director Fees thereunder to violate Section 409A of the Code.

12.    Miscellaneous Provisions.

          (a)   No Right to Continued Employment or Board Membership. Neither this Director Plan, the Incentive Plan, nor any Options, Units or other compensation granted thereunder shall confer upon any Director the right to remain in the employment of the Company or any other entity or to continue to serve as a Director.

          (b)   Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to this Director Plan, and all members of the Board and the Committee, each officer of the Company, and each employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

          (c)   Effect of the Plan. Neither the adoption of this Director Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted Options, Units or other compensation or any other rights except as may be evidenced by this Director Plan, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

          (d)   Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Units under any Options, Units or other compensation if the issuance thereof would constitute a violation by the Director or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which Units are quoted or traded (including without limitation Section 16 of the 1934 Act in the event the Units should ever be registered under the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of Units hereunder, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Director Plan, the Options, Units or other compensation provided hereunder, and the obligation of the Company to sell and deliver Units, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

          (e)   Governing Law. The validity, interpretation, construction and performance of this Director Plan shall in all respects be governed by the laws of the State of Texas.

          (f)    Tax Requirements; Employee Directors. The Company shall have the right to deduct from all amounts paid in cash or other form in connection with this Director Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with the Options, Units or other compensation provided hereunder. The Company shall comply with all applicable reporting and withholding requirements with regard to the Options, Units or other compensation paid pursuant to this Plan. If it is determined that for any reason that compensation with regard to the Options, Units or other compensation paid pursuant to this Plan should have been reported by the Partnership and the Partnership should have made any applicable withholdings with regard to such compensation, the Company shall be deemed to have acted as agent for the Partnership with regard to such reporting and withholding requirements. The Company may, in its sole discretion, also require an Employee Director receiving Units issued hereunder to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Employee Director's income arising with respect to such Units. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing Units. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Employee Director to the Company of Units that the Employee Director has not acquired from the Company within six (6) months prior to the date of payment, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of Units to be delivered upon the exercise of an Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Employee Director.

          (g)   Compensation for Direct Services. All Director Fees, Options, Units or other compensation to be paid or provided to the Directors hereunder and under the Incentive Plan are being paid or provided as compensation for the Directors' direct services to the Partnership. As Directors of the Company, which serves as the managing general partner of the Partnership, the Directors provide their services directly to the Partnership for the management, administration and oversight of the Partnership's business and affairs. While the Company shall be obligated to pay the Director Fees or provide the Units or other compensation to be provided hereunder and under the Incentive Plan, pursuant to the Administrative Services Agreement in place from time to time between the Partnership and the Company, the Company will be reimbursed by the Partnership for the full cost of all such compensation.

          (h)   Section 409A of the Code; Delay of Payments. The terms of this Director Plan have been designed to comply with the requirements of Section 409A of the Code, where applicable, and shall be interpreted and administered in a manner consistent with such intent. Any Options, Units or other compensation which constitutes deferred compensation under Section 409A of the Code shall not have the time or schedule of any payment thereunder accelerated, except as permitted under the guidance issued under Section 409A of the Code. Notwithstanding anything to the contrary in this Plan, (i) if upon a Director's Separation from Service, the Director is a "specified employee" within the meaning of Section 409A of the Code, and the deferral of any amounts otherwise payable under this Director Plan as a result of the Director's Separation from Service is necessary in order to prevent any accelerated or additional tax to the Director under Section 409A of the Code, then the Company will delay the payment of any such amounts hereunder until the earliest of (x) the date that is six (6) months following the date of the Director's Separation from Service; and (y) the date of the Director's death following such Separation from Service; and (ii) if any other payments of money or other benefits due to the Director hereunder could cause the application of an accelerated or additional tax under Section 409A of the Code, such payments or other benefits shall be delayed if such delay will make such payment or other benefits compliant under Section 409A of the Code. Upon the expiration of the applicable deferral period, any delayed amounts will be paid to the Director in a single lump sum, with interest from the date otherwise payable, at the prime rate as published in The Wall Street Journal on the Director's Separation from Service.

          (i)    Assignability. Except as otherwise provided herein and in the Incentive Plan, no Options or rights to receive Units or other compensation provided hereunder may be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.

        A copy of this Plan shall be kept on file in the office of the Company at 12377 Merit Drive, Suite 1700, Dallas, Texas, United States, or any successor location of the Company's principal executive offices.

*************************

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of                        , 2008, by its Chairman and Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

EXCO PARTNERS GP, LLC
By:
		Name:	Douglas H. Miller
		Title:	Chairman and Chief Executive Officer
Attest:
By:	William L. Boeing Vice President and Secretary